                                                                      EXHIBIT 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To Salomon Inc:

As independent public accountants, we hereby consent to the incorporation of our report dated February 26, 1995 incorporated by reference in this Form 10-K into the following Registration Statements previously filed by the Company with the Securities and Exchange Commission:

Form S-8 filed on April 20, 1976 (Registration No. 2-56105),
Form S-8 filed on April 30, 1979 (Registration No. 2-64337),
Form S-8 filed on April 24, 1980 (Registration No. 2-67487),
Form S-3 filed on August 13, 1982 (Registration No. 2-78847),
Form S-8 filed on October 21, 1982 (Registration No. 2-79925),
Form S-8 filed on October 31, 1984 (Registration No. 2-94087),
Form S-3 filed on July 25, 1985 (Registration No. 2-99203),
Form S-3 filed on July 1, 1986 (Registration No. 33-6921),
Form S-8 filed on July 23, 1986 (Registration No. 33-7464),
Form S-3 filed on May 13, 1988 (Registration No. 33-21833),
Form S-3 filed on October 14, 1988 (Registration No. 33-25002),
Form S-8 filed on January 19, 1989 (Registration No. 33-26524),
Form S-8 filed on January 19, 1989 (Registration No. 33-26521),
Form S-3 filed on December 28, 1989 (Registration No. 33-32748),
Form S-3 filed on February 16, 1990 (Registration No. 33-33528),
Form S-3 filed on March 12, 1990 (Registration No. 33-33823),
Form S-3 filed on April 24, 1990 (Registration No. 33-34412),
Form S-3 filed on July 13, 1990 (Registration No. 33-35887),
Form S-3 filed on March 26, 1991 (Registration No. 33-39502),
Form S-3 filed on May 15, 1991 (Registration No. 33-40600),
Form S-3 filed on June 13, 1991 (Registration No. 33-41209),
Form S-3 filed on July 29, 1991 (Registration No. 33-41932),
Form S-3 filed on May 29, 1992 (Registration No. 33-48199),
Form S-3 filed on July 10, 1992 (Registration No. 33-49136), as amended,
Form S-8 filed on December 3,1992 (Registration No. 33-55250),
Form S-3 filed on February 12, 1993 (Registration No. 33-57922), as amended, Form S-3 filed on December 14, 1993 (Registration No. 33-51269), as amended, and Form S-3 filed on October 11, 1994 (Registration No. 33-54929), as amended.


It should be noted that we have not audited any financial statements of the Company subsequent to December 31, 1994 or performed any audit procedures subsequent to the date of our report.



New York, New York                   ARTHUR ANDERSEN LLP
March 30, 1995